SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS International Value Opportunities Fund

The first paragraph of the summary prospectus is deleted and replaced with the following:

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find  the fund’s prospectus, Statement of Additional Information and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, C), (800) 730-1313 (INST) and (800) 728-3337 (S) or asking your financial advisor. The prospectus and Statement of Additional Information, both dated December 1, 2009, as supplemented, are incorporated by reference into this Summary Prospectus.

The following information supplements the “MANAGEMENT” section of the summary prospectus:

On March 10, 2010, the fund’s Board of Directors approved the replacement of Deutsche Asset Management International GmbH (”DeAMi”) as the fund’s subadvisor with Dreman Value Management, L.L.C. (”DVM”), subject to shareholder approval. If approved by shareholders, the transition is expected to occur on or about June 18, 2010, at which time the fund’s name would change to DWS Dreman International Value Fund. It is expected that DVM would manage the fund using an investment strategy and management process similar to that currently used by DeAMi, with the following exceptions: (1) the fund’s benchmark would be changed from the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index to the Russell Global Ex-US Value Index; (2) the fund’s permitted exposure to emerging markets would increase from 20% to 50%; and (3) DVM expects to make more extensive use of ADRs to obtain foreign exposure.

Please Retain This Supplement for Future Reference

March 26, 2010 DIVOF–3603SUM	[DWS Investments LOGO] Deutsche Bank Group